UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material pursuant to Rule 14a-12

RUSSELL INVESTMENT COMPANY

(Name of Registrant as Specified In Its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Russell Investments files preliminary Proxy Statements with the SEC

FEBRUARY 18, 2016

Executive summary

Preliminary Proxy Statements were filed this week with the Securities and Exchange Commission (SEC). When finalized, the Proxy Statements will ask shareholders for their votes on one proposal for all Funds. This document provides an overview of the proposal, the proxy solicitation process, and the timing involved.

THE SHAREHOLDER MAILING IS ANTICIPATED TO BE COMPLETED AROUND MARCH 18, 2016

THE SHAREHOLDER MEETING DATE IS STILL TO BE DETERMINED

Overview

Russell Investments will issue definitive Proxy Statements based on shareholders of record as of January 19, 2016 for Russell Investment Funds (RIF) and February 22, 2016 for Russell Investment Company (RIC) Funds soliciting a shareholder vote on an important matter affecting the Funds. The proposal is described briefly below and then summarized in more detail in the following pages.

A special shareholder meeting will be held at the office of Russell Investments, 1301 Second Avenue, 18th Floor, Seattle, WA 98101 on a date and time still to be determined for the purpose of considering the following proposal:

Approval of a new investment advisory agreement between each RIC and RIF Fund, respectively, and Russell Investment Management Company, each Fund’s current investment adviser (“RIMCo”) (or a limited liability company successor to RIMCo), as a result of a transaction involving the sale of Frank Russell Company’s asset management business (including RIMCo) (“Russell Investments”) to a newly-formed acquisition vehicle through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. will indirectly acquire a majority ownership interest and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. will indirectly acquire a significant minority ownership interest in Russell Investments.

Process

The preliminary Proxy Statements, which were filed with the SEC, are subject to SEC review and comment. We will notify you when final, definitive versions of the Proxy Statements are filed with the SEC and will confirm the date on which the mailing begins to shareholders.

The Proxy Statement will:

•	Request that the shareholder read the full Proxy Statement.

THIS MATERIAL IS FOR FINANCIAL PROFESSIONAL USE ONLY

AND NOT FOR DISTRIBUTION TO CURRENT OR POTENTIAL INVESTORS.

Russell Investments // Russell Investments files preliminary proxy statements with SEC

NOT FDIC INSURED – MAY LOSE VALUE – NO BANK GUARANTEE

•	Provide instructions for voting (by internet, telephone or mail).

•	Include a control number the shareholder will use when voting.

For shareholders who wish to receive a hard copy packet

Some shareholders who receive an email notification may prefer to receive a hard copy packet of the proxy materials rather than read them online, in which case they can request a full packet from Boston Financial Data Services (Russell Investments’ Proxy Solicitation Agent managing this process) by calling 1-844-700-1478.

For shareholders with wrap accounts

In some cases, particularly for wrap accounts, the partner home office may receive the materials and vote on the shareholders’ behalf. This depends on the agreements signed between the shareholder and the intermediary.

Solicitation of Proxies

Proxies will be solicited primarily by mailing of the proxy materials, but proxies also may be solicited through further mailings, telephone calls, personal interviews or email by officers of the Funds, employees or agents of RIMCo, and one or more third-party agents, including other financial intermediaries, particularly as the date of the Special Meeting approaches. The Funds have retained a proxy solicitor, Boston Financial Data Services (BFDS), to assist in forwarding and soliciting proxies. Pursuant to this arrangement, the proxy solicitor has agreed to contact shareholders, banks, brokers, and proxy intermediaries to secure votes on the proposal described in the Proxy Statement. Should shareholders require additional information regarding the proxy, they may call the proxy solicitor toll-free at 1-844-700-1478.

Timing

Proxy materials sent to shareholders either by mail or email	Mailing is anticipated to be completed around March 18, 2016.

Potential additional solicitation	As needed

Voting deadline	Unless a shareholder attends the special shareholder meeting, shareholder votes must be received by RIC or RIF, as applicable, prior the start of the meeting

Special shareholder meeting	To be determined

How do the Trustees suggest shareholders vote?

At a meeting held on December 16, 2015, the Funds’ Boards of Trustees (the “Board” or the “Trustees”) unanimously approved new investment advisory agreements (the “New Advisory Agreements”) between RIC and RIMCo (or a limited liability successor to RIMCo) and RIF and RIMCo (or a limited liability successor to RIMCo). After careful consideration, the Boards of Trustees of the Trusts unanimously recommend that shareholders vote in favor of the proposal.

THIS MATERIAL IS FOR FINANCIAL PROFESSIONAL USE ONLY

AND NOT FOR DISTRIBUTION TO CURRENT OR POTENTIAL INVESTORS.

Russell Investments // Russell Investments files preliminary proxy statements with SEC	/ p 2

Summary of the proposal as described in the Proxy Statements

The Trusts’ Boards of Trustees (the “Board” or the “Trustees”) request shareholder approval of a new investment advisory agreement (the “Post-Transaction Agreement”) between each RIC and RIF Fund, respectively, and RIMCo, each Fund’s current investment adviser (“RIMCo”) (or a limited liability company successor to RIMCo), as a result of a transaction involving the sale of Frank Russell Company’s (“FRC”) asset management business (including RIMCo) (“Russell Investments”) to a newly-formed acquisition vehicle through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. will indirectly acquire a majority ownership interest and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. will indirectly acquire a significant minority ownership interest in Russell Investments (the “Transaction”). This proposal applies to all Funds, with each Fund voting separately on the proposal.

Because the consummation of the Transaction will result in RIMCo having a new controlling shareholder, under the Investment Company Act of 1940, as amended (the “1940 Act”), it will result in a change of control of RIMCo and the assignment and automatic termination of the existing agreement for each Fund. If the proposal is adopted by a Fund and the Transaction is consummated, RIMCo will continue to serve as the investment adviser to that Fund in accordance with the Post-Transaction Agreement and 1940 Act.

All shareholders of the Funds who own shares as of the close of business on January 19, 2016 (RIF) and February 22, 2016 (RIC) (the “Record Date”) are entitled to vote on the proposal.

Please see the preliminary Proxy Statements, as filed on the SEC’s website at http://www.sec.gov, for full details.

Contact information

Once definitive Proxy Statements are mailed, please refer shareholders to the shareholder’s Proxy Card for instructions on how to vote. If a shareholder has questions regarding the proposal, or needs assistance in casting their vote, they can call Boston Financial Data Services, the proxy solicitation agent, at 1-844-700-1478.

PLEASE READ THE APPLICABLE DEFINITIVE PROXY STATEMENT WHEN IT IS AVAILABLE. IT CONTAINS IMPORTANT INFORMATION. RUSSELL INVESTMENT COMPANY (RIC) AND RUSSELL INVESTMENT FUNDS (RIF) WILL MAIL THE DEFINITIVE PROXY STATEMENTS TO SHAREHOLDERS AND POLICY OWNERS OF RECORD AS OF FEBRUARY 22, 2016 (RIC) AND JANUARY 19, 2016, RESPECTIVELY. THE DEFINITIVE PROXY STATEMENTS WILL ALSO BE AVAILABLE, AND THE PRELIMINARY PROXY STATEMENTS ARE CURRENTLY AVAILABLE, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

FOR MORE INFORMATION:

Call Russell Investments at 800-787-7354 or

visit www.russellinvestments.com

Russell Investments is a trade name and registered trademark of Frank Russell Company, a Washington USA corporation, which operates through subsidiaries worldwide and is part of London Stock Exchange Group.

Copyright © Russell Investments 2016. All rights reserved.

This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Russell Investments. It is delivered on an “as-is” basis without warranty.

Securities products and services offered through Russell Financial Services, Inc., member FINRA, part of Russell Investments.

First used: February 2016

RFS 16-16396

THIS MATERIAL IS FOR FINANCIAL PROFESSIONAL USE ONLY

AND NOT FOR DISTRIBUTION TO CURRENT OR POTENTIAL INVESTORS.

Russell Investments // Russell Investments files preliminary proxy statements with SEC	/ p 3

Subject Line: Important: Russell Investments Shareholder Proxy Process Information

Banner: Notice. Russell Investments files preliminary Proxy Statements

(salutation)

As you probably know, we’ve been anticipating the beginning of a proxy process as a result of the sale of Russell Investments by London Stock Exchange Group to TA Associates and Reverence Capital Partners.

On February 17, 2016, Russell Investments filed preliminary Proxy Statements with the Securities and Exchange Commission (SEC). When finalized, the definitive Proxy Statements will ask shareholders of Russell Investment Company (RIC) Funds and Russell Investment Funds (RIF), respectively, for their votes on the approval of a new investment advisory agreement between each RIC and RIF Fund, respectively, and Russell Investment Management Company (RIMCo), each Fund’s current investment adviser (or a limited liability company successor to RIMCo).

Information for Financial Professionals:

Please see the attached documents for financial professionals that provide an overview of the proposal shareholders will be asked to consider, the proxy solicitation process, and the anticipated timing. An email with this information for financial professionals will go out in the next day or two.

The shareholder mailing is anticipated to be complete around March 18, 2016. We will confirm the date once the definitive Proxy Statements are finalized. The shareholder meeting date has not yet been determined.

During this proxy process, we may ask financial professionals for their assistance in reaching out to their clients invested with us to alert them to this very important proxy vote. Shareholder participation is critical. Voting early in the process will prevent future communications from us about the proxy, including additional mailings and possible phone calls. At the time we confirm the mailing date, we will provide further information about this proxy vote.

If you have any questions or concerns about this process, please contact me.

Thank you for your continued confidence in Russell Investments.

Sincerely,

(signature)

PLEASE READ THE APPLICABLE DEFINITIVE PROXY STATEMENT WHEN IT IS AVAILABLE. IT CONTAINS IMPORTANT INFORMATION. RUSSELL INVESTMENT COMPANY (RIC) AND RUSSELL INVESTMENT FUNDS (RIF) WILL MAIL THE DEFINITIVE PROXY STATEMENTS TO SHAREHOLDERS AND POLICY OWNERS OF RECORD AS OF FEBRUARY 22, 2016 (RIC) AND JANUARY 19, 2016 (RIF), RESPECTIVELY. THE DEFINITIVE PROXY STATEMENTS WILL ALSO BE AVAILABLE, AND THE PRELIMINARY PROXY STATEMENTS ARE CURRENTLY AVAILABLE, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

Russell Investments is a trade name and registered trademark of Frank Russell Company, a Washington USA corporation, which operates through subsidiaries worldwide and is part of London Stock Exchange Group.

Securities products and services offered through Russell Financial Services, Inc., member FINRA (www.finra.org), part of Russell Investments.

Copyright© Russell Investments 2016. All rights reserved

First used February 2016 RFS 16658

To opt-out of receiving further email communications from Russell Investments similar in nature to this, please click here. We cannot process your request if you reply to this message. This email may include an offer from Russell Investments, 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

Subject Line:	Update: Russell Investments Shareholder Proxy Process Information

Banner:	Notice. Russell Investments files preliminary Proxy Statements

Overview:

As part of our ongoing commitment to keep you informed regarding Shareholder communications for your clients invested with Russell Investments, we want to notify you that this week we filed preliminary Proxy Statements with the Securities and Exchange Commission (SEC).

When finalized, definitive Proxy Statements will ask shareholders of Russell Investment Company (RIC) Funds and Russell Investment Funds (RIF), respectively, for their votes on the approval of a new investment advisory agreement between each RIC and RIF Fund, respectively, and Russell Investment Management Company (RIMCo), each Fund’s current investment adviser (or a limited liability company successor to RIMCo) as result of the sale of Russell Investments by London Stock Exchange Group to TA Associates and Reverence Capital Partners.

Information for Financial Professionals:

Download the following documents for financial professionals that provide an overview of a) the proposal shareholders will be asked to consider, b) the proxy solicitation process, and c) the anticipated timing.

Proxy Statements Preliminary Filing Overview (link to document)

Proxy process timeline (link to document)

The shareholder mailing is anticipated to be complete around March 18, 2016. We will confirm the date once the definitive Proxy Statements are finalized. The shareholder meeting date has not yet been determined.

During this proxy process, we may request your assistance in reaching out to your clients invested with us to alert them to this very important proxy vote. Their participation is critical. Voting early in the process will prevent future communications from us about the proxy, including additional mailings and possible phone calls. At the time we confirm the definitive Proxy Statement mailing date, we will provide further information about this proxy vote.

Together, we can strive to make this process as smooth and convenient as possible for shareholders.

Questions?

If you have any questions or concerns about this process, feel free to contact me or, if you prefer, request a follow-up at a time convenient to you by selecting the “Contact Me” button below.

Contact me

Thank you for your continued confidence in Russell Investments.

Sincerely,

(signature)

PLEASE READ THE APPLICABLE DEFINITIVE PROXY STATEMENT WHEN IT IS AVAILABLE. IT CONTAINS IMPORTANT INFORMATION. RUSSELL INVESTMENT COMPANY (RIC) AND RUSSELL INVESTMENT FUNDS (RIF) WILL MAIL THE DEFINITIVE PROXY STATEMENTS TO SHAREHOLDERS AND POLICY OWNERS OF RECORD AS OF FEBRUARY 22, 2016 (RIC) AND JANUARY 19, 2016 (RIF), RESPECTIVELY. THE DEFINITIVE PROXY STATEMENTS WILL ALSO BE AVAILABLE, AND THE PRELIMINARY PROXY STATEMENTS ARE CURRENTLY AVAILABLE, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

THIS MATERIAL IS FOR FINANCIAL PROFESSIONAL USE ONLY AND

NOT FOR DISTRIBUTION TO CURRENT OR POTENTIAL INVESTORS.

Russell Investments is a trade name and registered trademark of Frank Russell Company, a Washington USA corporation, which operates through subsidiaries worldwide and is part of London Stock Exchange Group.

Securities products and services offered through Russell Financial Services, Inc., member FINRA (www.finra.org), part of Russell Investments.

Copyright© Russell Investments 2016. All rights reserved

First used February 2016 RFS 16397

To opt-out of receiving further email communications from Russell Investments similar in nature to this, please click here. We cannot process your request if you reply to this message. This email may include an offer from Russell Investments, 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

Mutual fund board and shareholder approval

Timeline* related to change of control of RIMCo and approval of new investment advisory agreements

Wave 1 Communications:	Wave 2 Communications:	Wave 3 Communications:
Prospectus supplements	Proxy statement mailings	Shareholder meeting

PLEASE READ THE APPLICABLE DEFINITIVE PROXY STATEMENT WHEN IT IS AVAILABLE. IT CONTAINS IMPORTANT INFORMATION. RUSSELL INVESTMENT COMPANY (RIC) AND RUSSELL INVESTMENT FUNDS (RIF) WILL MAIL THE DEFINITIVE PROXY STATEMENT TO SHAREHOLDERS AND POLICY OWNERS AS OF FEBRUARY 22, 2016 (RIC) AND JANUARY 19, 2016 (RIF), RESPECTIVELY. THE DEFINITIVE PROXY STATEMENTS WILL ALSO BE AVAILABLE, AND THE PRELIMINARY PROXY STATEMENTS ARE CURRENTLY AVAILABLE, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

First used: February 2016 RFS 16-16337	*As of February 18, 2016

THIS MATERIAL IS FOR FINANCIAL PROFESSIONAL USE ONLY AND NOT FOR DISTRIBUTION TO CURRENT OR POTENTIAL INVESTORS